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                                                                 EXHIBIT 10(b)

                             FIRST AMENDMENT TO THE
                            QUAKER STATE CORPORATION
                           1994 STOCK INCENTIVE PLAN

         This First Amendment made effective the 24th day of October, 1996 by Quaker State Corporation (the "Corporation")

                                  WITNESSETH:

         WHEREAS, the Corporation established the Quaker State Corporation 1994 Stock Incentive Plan on May 12, 1994 (the "Plan"); and

     WHEREAS, the Plan may be amended in accordance with SECTION 11 thereof; and

         WHEREAS, the Corporation wishes to amend the Plan as a result of changes in the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended;

         NOW, THEREFORE, under the powers retained by the Corporation's Board of Directors under SECTION 11 of the Plan and pursuant to the authorization of the Board of Directors granted on October 24, 1996, the Corporation hereby amends the Plan as follows:

1. The first paragraph of Section 1, ADMINISTRATION, is hereby amended by deleting sub-part (i) thereof and substituting the following in lieu thereof:

         "(i) a "non-employee director" as defined under Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule".

2. Section 3, SHARES AVAILABLE UNDER THE PLAN, is hereby amended, effective May 16, 1996, by deleting "1,250,000 shares" from the second line thereof and substituting the following in lieu thereof "1,362,978 shares".

3. Section 10, WITHHOLDING, is hereby amended by deleting the third paragraph thereof in its entirety.

4. In all other respects, the provisions of the Plan are hereby ratified and confirmed, and shall continue in full force and effect. In order to continue to set forth all provisions of the Plan in a single document, the changes made by this First Amendment may be incorporated into a restatement of the Plan.

         IN WITNESS WHEREOF, the Corporation has evidenced the adoption of this First Amendment to the Plan by the signature of its duly authorized officer.



                                        QUAKER STATE CORPORATION

Attest:
                                        By:  /s/ Paul E. Konney
                                             ------------------
  /s/ Carrie L. Sherwood                     Paul E. Konney
  --------------------------                 Senior Vice President, General
  Assistant Secretary                        Counsel and Secretary


         (SEAL)